UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2019

AMERIPRISE FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 Ameriprise Financial Center Minneapolis, Minnesota	55474
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01       Regulation FD Disclosure.

On April 2, 2019 Ameriprise Financial, Inc. issued a press release to announce that it signed a definitive agreement with a subsidiary of Madison, Wisconsin-based American Family Insurance Mutual Holding Company (American Family Insurance) for the sale of Ameriprise Auto & Home (AAH), a business unit of Ameriprise Financial based in De Pere, Wisconsin. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is furnished herewith.

Item 8.01       Other Events.

On April 1, 2019 Ameriprise Financial, Inc. entered into a definitive agreement to sell Ameriprise Auto & Home (AAH) to AmFam, Inc.

Item 9.01       Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated April 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERIPRISE FINANCIAL, INC.
(Registrant)

Date: April 2, 2019	By	/s/ David H. Weiser
David H. Weiser
Senior Vice President and Assistant General Counsel